AARP Investment Program from Scudder

                Supplement to Statement of Additional Information
                             Dated February 1, 1998

           Trusts                                          AARP Mutual Funds
           ------                                          -----------------

AARP Cash Investment Funds                       AARP High Quality Money Fund

AARP Income Trust                                AARP High Quality Short Term Bond Fund
                                                 AARP GNMA and U.S. Treasury Fund
                                                 AARP Bond Fund for Income

AARP Tax Free Income Trust                       AARP High Quality Tax Free Money Fund
                                                 AARP Insured Tax Free General Bond Fund

AARP Growth Trust                                AARP Balanced Stock and Bond Fund
                                                 AARP Growth and Income Fund
                                                 AARP U.S. Stock Index Fund
                                                 AARP Global Growth Fund
                                                 AARP Capital Growth Fund
                                                 AARP International Growth and Income Fund
                                                 AARP Small Company Stock Fund

AARP Managed Investment Portfolios Trust         AARP Diversified Income with Growth Portfolio
                                                 AARP Diversified Growth Portfolio

Zurich Insurance Company ("Zurich"), which is the majority owner of each Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Although this transaction will have virtually no effect on the operations of Scudder Kemper or the Funds, each Fund's shareholders approved a new investment management agreement for the Fund to assure that there is no interruption in the services Scudder Kemper provides to the Fund. A special meeting of shareholders (the "special meeting") of each Fund was held on December 15, 1998, at which time the shareholders approved the new investment management agreements. Each new investment management agreement (each an "Investment Management Agreement" and, collectively, the "Investment Management Agreements") is effective as of September 7, 1998 and will be in effect for an initial term ending on the same date as would the corresponding previous investment management agreement. The shareholders of each Fund also approved a new Member Services Agreement effective as of September 7, 1998 and will be in effect for an initial term ending on the same date as would the corresponding previous member services agreement. In addition, the shareholders of AARP U.S. Stock Index Fund approved a new Subadvisory Agreement with Bankers Trust effective as of September 7, 1998 and will be in effect for an initial term ending August 31, 1999.

Each Fund's Investment Management Agreement, Member Services Agreement and AARP U.S. Stock Index Fund's Subadvisory Agreement are the same in all material respects as the corresponding previous corresponding agreements.

Each  Fund's  fundamental   lending  policy  has  been  amended  by  a  vote  of
shareholders at the special meetings. As a matter of fundamental policy, each Fund may not:

   o make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


December 28, 1998

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